[LOGO APPEARS HERE]

GE FUNDS

Supplement Dated August 6, 2003

To Prospectus Dated January 29, 2003

and

Statement of Additional Information dated January 29, 2003

(as Supplemented March 20, 2003)

The second paragraph of the second column on page 86 of the Prospectus and the fourth paragraph on page 85 of the Statement of Additional Information are deleted in their entirety.

In place of the previous deletion, the following language will be added to page 86 of the Prospectus and the fourth paragraph on page 85 of the Statement of Additional Information. The following language will also be added to page 84 of the Prospectus following How to Redeem Shares and on page 79 following the second paragraph of the Statement of Additional Information:

Redemption Fee

GE International Equity Fund and GE Global Equity Fund will charge a 2% redemption fee on shares of those Funds purchased on or after October 1, 2003 to the extent the shares are redeemed (either by selling the shares or exchanging to another fund) within 90 days of purchase. Shares held for more than 90 days are not subject to the 2% redemption fee. This fee is paid to the respective Funds, not GE Asset Management or the Distributor, and is designed to offset the brokerage commissions, market impact, and other costs associated with short-term trading. Shares held the longest will always be redeemed first. If shareholders transfer shares to a different account registration or convert them to a different share class, the shares will retain their original purchase date for purposes of assessing the redemption fee.

The redemption fee does not apply to: (1) defined contribution plans (including 401(k) and 403(b) plans); (2) defined benefit plans (including cash balance plans); and (3) reinvested distributions (dividends and capital gains). GEAM reserves the right to waive the redemption fee in other circumstances at its sole discretion and where there is no indication that short-term trading has occurred.

The 2% redemption fee will also be imposed on investments made through financial intermediaries in certain omnibus accounts.

No redemption fees are imposed on shares of GE Funds other than the GE International Equity Fund and the GE Global Equity Fund.